UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 10, 2015

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 10, 2015, Charles H. Turner retired from Pier 1 Imports, Inc. (the “Company”) and resigned his position as Senior Executive Vice President and Chief Financial Officer of the Company.

(c) Effective February 10, 2015, the Company promoted its Senior Vice President of Planning, Laura A. Coffey, to Executive Vice President and appointed her as Interim Chief Financial Officer. Ms. Coffey, age 48, has been employed with the Company for over 17 years. Ms. Coffey has served as Senior Vice President of Planning since January 2014.  Prior to that she served the Company in various capacities, including Senior Vice President of Business Development and Strategic Planning from January 2011 through January 2014 and Senior Vice President of Finance from 2010. Ms. Coffey first became an officer of the Company in 2005 as Vice President – Assistant Controller and was named Principal Accounting Officer in 2008. Prior to joining the Company, she held various positions with Alcon Laboratories and KPMG, LLP. Ms. Coffey is a Certified Public Accountant.

Ms. Coffey’s compensation package for her promotion to an Executive Vice President and appointment as Interim Chief Financial Officer includes $325,000 base salary per year and participation in the Company’s short-term cash incentive and long-term equity incentive plans.

The selection of Ms. Coffey to serve as Interim Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Ms. Coffey and any director or other executive officer of the Company. There are no transactions between Ms. Coffey and the Company that would be reportable under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing the retirement of its Chief Financial Officer and appointment of its Interim Chief Financial Officer is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press release dated February 10, 2015 issued by the Company announcing the retirement of its Chief Financial Officer and appointment of its Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	February 10, 2015	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President –
Compliance and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 10, 2015 issued by the Company announcing the retirement of its Chief Financial Officer and appointment of its Interim Chief Financial Officer.